UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2009

                          FIRST SENTRY BANCSHARES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

            West Virginia               000-53790                03-0398338
-----------------------------     --------------------        ----------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


823 Eighth Street, Huntington, West Virginia                         25701
--------------------------------------------                      ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (304) 522-6400
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Completion of Acquisition or Disposition of Assets
            --------------------------------------------------

On September 25, 2009, First Sentry Bancshares, Inc. (the "Company") completed its merger with Guaranty Financial Services, Inc. ("Guaranty") as contemplated by the Agreement and Plan of Merger by and between the Company and Guaranty, dated August 22, 2008 and as amended as of June 4, 2009 (the "Agreement'). Under the terms of the Agreement, each share of Guaranty common stock will be converted into the right to receive one share of Company common stock. The aggregate merger consideration is approximately 381,651 shares of Company common stock. The transaction is valued at approximately $9.5 million. There were no material relationships, other than with respect to the merger, between Guaranty and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

The preceding is qualified in its entirety by reference to the Agreement, incorporated by reference in Exhibit 2.1 to this Form 8-K and a press release dated September 25, 2009, attached as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of Businesses Acquired.

     (i) The Audited Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Shareholders' Equity, Consolidated Statements of Cash Flows and Independent Auditor's Report at or for the years ended December 31, 2008 and 2007 of Guaranty Financial Services, Inc. are incorporated herein by reference by Exhibit 99.2.

      (ii) The Unaudited Consolidated Balance Sheets, Consolidated Statements of Income and Consolidated Statements of Cash Flows at or for the six months ended June 30, 2009 and 2008 of Guaranty Financial Services, Inc. will be provided by First Sentry Bancshares, Inc. by amendment to this Form 8-K as required no later than 71 calendar days from the date of this report.

(b)         Pro Forma Financial Information.

      (i) The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements at or for the nine months ended September 30, 2009 and for the year ended December 31, 2008 will be provided by First Sentry Bancshares, Inc. by amendment to this Form 8-K as required no later than 71 calendar days from the date of this report.

(c)         Not Applicable.

(d)         Exhibits.

            The following Exhibits are attached as part of this report:

            2.1 Agreement and Plan of Merger By and Between First Sentry Bancshares, Inc. and Guaranty Financial Services, Inc. dated August 22, 2008 and as amended as of June 4, 2009 (incorporated by reference to Exhibits 2.1 and 2.2 to First Sentry Bancshares, Inc.'s Registration Statement on Form S-4 (File No. 333-156180), initially filed with the Securities and Exchange Commission on December 16, 2008 and as amended).

            99.1  Press Release dated September 25, 2009.

            99.2 Audited Financial Statements of Guaranty Financial Services, Inc. (incorporated by reference to the Proxy Statement/Prospectus in First Sentry Bancshares, Inc.'s Registration Statement on Form S-4 (File No. 333-156180), initially filed with the Securities and Exchange Commission on December 16, 2008 and as amended).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST SENTRY BANCSHARES, INC.



DATE: October 1, 2009               By: /s/ Geoffrey S. Sheils
                                        ---------------------------------------
                                        Geoffrey S. Sheils
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                      Description
         -----------                      -----------

          99.1                            Press Release dated September 25, 2009